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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                  ___________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         December 29, 1998
                                              ----------------------------------

                              SHOE PAVILION, INC.
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            (Exact name of registrant as specified in its charter)




     DELAWARE                         0-23669                    94-3289691
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(State or other jurisdiction         (Commission File          (IRS Employer
of incorporation)                        Number)            Identification No.)


3200-F REGATTA BOULEVARD, RICHMOND, CALIFORNIA                        94804
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code           (510) 970-9775
                                                  -----------------------------

                                 INAPPLICABLE
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         (Former name or former address if changed since last report)




Exhibit Index located on page 3
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ITEM 8.  CHANGE IN FISCAL YEAR

     On December 29, 1998, the Board of Directors of Shoe Pavilion, Inc. (the "Company") authorized the Company to change its fiscal year from a fiscal year ending on December 31 to a 52-53 week fiscal year ending on the Saturday nearest to December 31. As a result, fiscal year 1998 will end on January 2, 1999. The Company is not required to file a transition report.

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                                 EXHIBIT INDEX



Number  Exhibit                                                 Page Number
------  -------                                                 -----------

        None

                                       3
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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SHOE PAVILION, INC.



                                   By:   /s/ Gary A. Schwartz
                                        --------------------------------
                                   Gary A. Schwartz, Vice President,
                                   Chief Financial Officer and Secretary

Dated:  December 29, 1998

                                       4